FIFTH AMENDMENT TO MASTER LOAN AGREEMENT THIS FIFTH AMENDMENT TO MASTER LOAN AGREEMENT (this “Fifth Amendment”) is entered into as of September 12, 2024, by and between CONTRAIL AVIATION SUPPORT, LLC (“CAS”) and CONTRAIL AVIATION LEASING, LLC, LLC (“CAL” and together with CAS, collectively, the “Borrowers”) and OLD NATIONAL BANK (the “Lender, and together with CAS and CAL, collectively the “Parties”) and amends that certain Master Loan Agreement dated as of June 24, 2019. RECITALS The Parties are parties to the Master Loan Agreement dated as of June 24, 2019, as amended by the First Amendment to Master Loan Agreement dated November 24, 2020, and by the Second Amendment to Master Loan Agreement dated November 8, 2022, and by the Third Amendment to Master Loan Agreement dated March 22, 2023 and by the Fourth Amendment to Master Loan Agreement dated May 26, 2023 by and among the Parties (collectively, the “Master Loan Agreement”). The Parties desire to amend the Master Loan Agreement as provided below. AGREEMENT In consideration of the recitals, the promises and agreements set forth in the Master Loan Agreement and this Fifth Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties agree as follows: 1. DEFINITIONS AND REFERENCES. Capitalized terms not otherwise defined herein have the meanings assigned in the Master Loan Agreement. All references to the Master Loan Agreement contained in the Master Loan Agreement, Collateral Documents and the other Loan Documents shall mean the Master Loan Agreement as amended by this Fifth Amendment. 2. SECTION 2.1 DEFINITIONS: The defined term “Tangible Net Worth” shall be deleted in its entirety and its use throughout the Master Loan Agreement shall be replaced with the following: “Tangible Net Worth” means a Borrower’s total assets excluding all intangible assets (i.e. goodwill, trademarks, patents, copyrights, organizational expenses, and other intangible assets) less Total Liabilities excluding any amounts owing by CAS to OCAS, Inc. pursuant to that certain Secured Subordinated Promissory Note in the principal amount of $4,570,000 dated April 1, 2024 (and executed on May 29, 2024). With respect to investments in the equity of another entity or investments in a beneficial interest in a trust made by a Borrower after the date of this Agreement and approved by Lender in writing, the investment shall be included in the calculation of the Borrower’s total assets as a tangible asset. The assets in such entity(ies) and trust(s) shall be appraised on an annual basis. The value of an equity investment or an investment in a beneficial interest in a trust that shall be used in the next calculation of Tangible Net Worth shall be determined as

2 follows: the product of (i) the most current appraised value of the entity’s or trust’s assets, as applicable (excluding cash) minus any outstanding debt of the entity or trust, as applicable, p/us the amount of any cash held by the entity or trust, as applicable, multiplied by (ii) the percentage of equity of the entity or the percentage of the beneficial interests in the trust, as applicable, owned by the Borrowers. If Lender has not approved an equity investment or an investment in a beneficial interest in a trust prior to consummation of the investment, the investment shall be deemed intangible for purposes of this definition and not included in the determination of Tangible Net Worth, but notwithstanding anything else in this Agreement or any other Loan Document, the Borrower shall be permitted to consummate the investment as long as the Borrowers (both before and after consummation of such investment) are in compliance with the financial covenants of this Agreement and any Supplement, and no other Event of Default has occurred and is continuing. 3. NO WAIVER. Nothing contained herein shall be construed as a waiver by Lender of: (a) any of its rights and remedies under the Master Loan Agreement, the Loan Documents, at law or in equity; or (b) Borrowers’ continued compliance with each representation, warranty, covenant and provision of the Master Loan Agreement and the other Loan Documents. Borrowers acknowledge and agree that no waiver of any provision of the Master Loan Agreement or the other Loan Documents by Lender has occurred and that nothing contained herein shall impair the right of Lender to require strict performance by Borrowers of the Master Loan Agreement and the other Loan Documents. Further, Borrowers acknowledge and agree that no delay by Lender in exercising any right, power or privilege under the Master Loan Agreement or any other Loan Document shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege thereunder shall preclude other or further exercise thereof or the exercise of any other right, power or privilege. 4. REPRESENTATIONS AND WARRANTIES. Borrowers represent and warrant to Lender that: (a) The execution and delivery of this Fifth Amendment is within its power and authority, has been duly authorized by all proper action on the part of Borrowers, is not in violation of any existing law, rule or regulation of any governmental agency or authority, any order or decision of any court, the organizational documents of Borrowers or the terms of any agreement, restriction or undertaking to which either Borrower is a party or by which it is bound, and do not require the approval or consent of any governmental body, agency or authority or any other person or entity other than those consents and approvals in full force and effect. (b) This Fifth Amendment has been duly executed and delivered by Borrowers and constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3 (c) The representations and warranties contained in the Master Loan Agreement are correct and complete as of the date of this Fifth Amendment (except to the extent such representation or warranty relates to a stated earlier date in which case it shall continue to be true and correct as of such date), and no condition or event exists or act has occurred that, with or without the giving of notice or the passage of time, would constitute a Default or an Event of Default under the Master Loan Agreement. 5. MISCELLANEOUS. (a) Expenses and Fees. Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses paid or incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Fifth Amendment, and all amendments, forms, certificates agreements, documents and instruments related hereto and thereto, including the reasonable fees and expenses of Lender’s outside counsel. (b) Amendments and Waivers. This Fifth Amendment may not be changed or amended orally, and no waiver hereunder may be oral, but any change or amendment hereto or any waiver hereunder must be in writing and signed by the party or parties against whom such change, amendment or waiver is sought to be enforced. (c) Headings. The headings in this Fifth Amendment are intended solely for convenience of reference and shall have no effect in the construction or interpretation of this Fifth Amendment. (d) Affirmation. Each Party hereto affirms and acknowledges that the Master Loan Agreement as amended by this Fifth Amendment remains in full force and effect in accordance with its terms, as amended hereby. (e) Counterparts. This Fifth Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart hereto by facsimile or by electronic transmission of a portable document file (PDF or similar file) shall be as effective as delivery of a manually executed counterpart signature page hereto. [remainder of page intentionally left blank; signature page follows]

4 IN WITNESS WHEREOF, the Parties have executed this Fifth Amendment as of the day and year first above written. BORROWER: LENDER: CONTRAIL AVIATION SUPPORT, LLC OLD NATIONAL BANK By: /s/ Joseph Kuhn By: /s/ Tommy Olson Joseph Kuhn Tommy Olson Its: CEO Its: SVP CONTRAIL AVIATION LEASING, LLC By: /s/ Joseph Kuhn Joseph Kuhn Its: CEO [Fifth Amendment to Master Loan Agreement] 29751722v1